CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of EQ Advisors Trust of our report dated February 19, 2026, relating to the financial statements and financial highlights of the funds listed in Appendix I, which appears in EQ Advisors Trust’s Certified Shareholder Report on Form N-CSR for the year ended December 31, 2025. We also consent to the references to us under the headings “Financial Highlights” in the Prospectuses and “Portfolio Holdings Disclosure Policy”, “Financial Statements” and “Independent Registered Public Accounting Firm” in the Statement of Additional Information in such Registration Statement.

/s/PricewaterhouseCoopers LLP

New York, New York

April 29, 2026

Appendix I

EQ/All Asset Growth Allocation Portfolio (1)	EQ/Global Equity Managed Volatility Portfolio (1)

EQ/Ultra Conservative Strategy Portfolio (1)	EQ/Goldman Sachs Growth Allocation Portfolio (1)

EQ/Conservative Strategy Portfolio (1)	EQ/Goldman Sachs Mid Cap Value Portfolio (1)

EQ/Conservative Growth Strategy Portfolio (1)	EQ/Goldman Sachs Moderate Growth Allocation Portfolio (1)

EQ/Balanced Strategy Portfolio (1)	EQ/Intermediate Corporate Bond Portfolio (1)

EQ/Moderate Growth Strategy Portfolio (1)	EQ/Intermediate Government Bond Portfolio (1)

EQ/Growth Strategy Portfolio (1)	EQ/International Core Managed Volatility Portfolio (1)

EQ/Aggressive Growth Strategy Portfolio (1)	EQ/International Equity Index Portfolio (1)

Equitable Conservative Growth MF/ETF Portfolio (1)	EQ/International Value Managed Volatility Portfolio (1)

Equitable Moderate Growth MF/ETF Portfolio (1)	EQ/Invesco Comstock Portfolio (1)

Equitable Growth MF/ETF Portfolio (1)	EQ/Invesco Global Portfolio (1)

1290 VT Moderate Growth Allocation Portfolio (1)	EQ/Invesco Global Real Assets Portfolio (1)

1290 VT Multi-Alternative Strategies Portfolio (1)	EQ/Invesco Moderate Allocation Portfolio (1)

1290 VT Convertible Securities Portfolio (1)	EQ/Invesco Moderate Growth Allocation Portfolio (1)

1290 VT DoubleLine Opportunistic Bond Portfolio (1)	EQ/Janus Enterprise Portfolio (1)

1290 VT Equity Income Portfolio (1)	EQ/JPMorgan Growth Allocation Portfolio (1)

1290 VT GAMCO Mergers & Acquisitions Portfolio (1)	EQ/JPMorgan Growth Stock Portfolio (1)

1290 VT GAMCO Small Company Value Portfolio (1)	EQ/JPMorgan Hedged Equity and Premium Income Portfolio (formerly EQ/Franklin Moderate Allocation Portfolio) (1)

1290 VT High Yield Bond Portfolio (1)	EQ/JPMorgan Value Opportunities Portfolio (1)

1290 VT Micro Cap Portfolio (1)	EQ/Large Cap Core Managed Volatility Portfolio (1)

1290 VT Natural Resources Portfolio (1)	EQ/Large Cap Growth Index Portfolio (1)

1290 VT Real Estate Portfolio (1)	EQ/Large Cap Growth Managed Volatility Portfolio (1)

1290 VT Small Cap Value Portfolio (1)	EQ/Large Cap Value Index Portfolio (1)

1290 VT SmartBeta Equity ESG Portfolio (1)	EQ/Large Cap Value Managed Volatility Portfolio (1)

1290 VT Socially Responsible Portfolio (1)	EQ/Lazard Emerging Markets Equity Portfolio (1)

ATM Large Cap Managed Volatility Portfolio (1)	EQ/Long-Term Bond Portfolio (1)

ATM Mid Cap Managed Volatility Portfolio (1)	EQ/Loomis Sayles Growth Portfolio (1)

ATM Small Cap Managed Volatility Portfolio (1)	EQ/MFS International Growth Portfolio (1)

ATM International Managed Volatility Portfolio (1)	EQ/MFS International Intrinsic Value Portfolio (1)

EQ/500 Managed Volatility Portfolio (1)	EQ/MFS Mid Cap Focused Growth Portfolio (1)

EQ/400 Managed Volatility Portfolio (1)	EQ/MFS Technology Portfolio (1)

EQ/2000 Managed Volatility Portfolio (1)	EQ/MFS Utilities Series Portfolio (1)

EQ/International Managed Volatility Portfolio (1)	EQ/Mid Cap Index Portfolio (1)

EQ/AB Dynamic Aggressive Growth Portfolio (1)	EQ/Mid Cap Value Managed Volatility Portfolio (1)

EQ/AB Dynamic Growth Portfolio (1)	EQ/Moderate Allocation Portfolio (1)

EQ/AB Dynamic Moderate Growth Portfolio (1)	EQ/Moderate-Plus Allocation Portfolio (1)

EQ/AB Short Duration Government Bond Portfolio (1)	EQ/Money Market Portfolio (1)

EQ/AB Small Cap Growth Portfolio (1)	EQ/Morgan Stanley Small Cap Growth Portfolio (1)

EQ/Aggressive Allocation Portfolio (1)	EQ/PIMCO Global Real Return Portfolio (2)

EQ/Franklin Small Cap Value Managed Volatility Portfolio (1)	EQ/PIMCO Real Return Portfolio (2)

EQ/American Century Mid Cap Value Portfolio (1)	EQ/PIMCO Ultra Short Bond Portfolio (1)

EQ/American Century Moderate Growth Allocation Portfolio (1)	EQ/Quality Bond PLUS Portfolio (1)

EQ/Capital Group Research Portfolio (1)	EQ/Small Company Index Portfolio (1)

EQ/ClearBridge Large Cap Growth ESG Portfolio (1)	EQ/T. Rowe Price Health Sciences Portfolio (1)

EQ/ClearBridge Select Equity Managed Volatility Portfolio (1)	EQ/Value Equity Portfolio (1)

EQ/Common Stock Index Portfolio (1)	EQ/Wellington Energy Portfolio (1)

EQ/Conservative Allocation Portfolio (1)	Multimanager Aggressive Equity Portfolio (1)

EQ/Conservative-Plus Allocation Portfolio (1)	Multimanager Core Bond Portfolio (1)

EQ/Core Bond Index Portfolio (1)	Multimanager Technology Portfolio (1)

EQ/Core Plus Bond Portfolio (1)	Target 2015 Allocation Portfolio (1)

EQ/Emerging Markets Equity PLUS Portfolio (1)	Target 2025 Allocation Portfolio (1)

EQ/Equity 500 Index Portfolio (1)	Target 2035 Allocation Portfolio (1)

EQ/Fidelity Institutional AM Large Cap Portfolio (1)	Target 2045 Allocation Portfolio (1)

EQ/Franklin Rising Dividends Portfolio (1)	Target 2055 Allocation Portfolio (1)

EQ/PIMCO Total Return ESG Portfolio (1)

(1)	Statement of operations for the year ended December 31, 2025 and statement of changes in net assets for each of the two years in the period ended December 31, 2025 and 2024
(2)	Statements of operations and cash flows for the year ended December 31, 2025 and statement of changes in net assets for each of the two years in the period ended December 31, 2025 and 2024